UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06175
ECLIPSE FUNDS INC.
(Exact name of Registrant as specified in charter)
51 Madison Avenue, New York, NY 10010
(Address of principal executive offices) (Zip code)
J. Kevin Gao, Esq.
169 Lackawanna Avenue
Parsippany, New Jersey 07054
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 624-6782
Date of fiscal year end: October 31
Date of reporting period: April 30, 2011

Item 1. Reports to Stockholders.

MainStay High Yield Opportunities Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Table of Contents

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	25

Notes to Financial Statements	33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	43

Proxy Voting Policies and Procedures and Proxy Voting Record	47

Shareholder Reports and Quarterly Portfolio Disclosure	47

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (800-624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

					Since	Gross
					Inception	Expense
Class	Sales Charge		Six Months	One Year	(12/14/07)	Ratio[2]

Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges	–0.15%	5.35%	12.43%	2.19%
		Excluding sales charges	4.56	10.31	13.97	2.19

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	–0.16	5.22	12.50	2.14
		Excluding sales charges	4.54	10.18	14.04	2.14

Class C Shares	Maximum 1% CDSC	With sales charges	3.19	8.35	13.08	2.94
	if Redeemed Within One Year of Purchase	Excluding sales charges	4.19	9.35	13.08	2.94

Class I Shares	No Sales Charge		4.66	10.43	14.31	1.89

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Since
Benchmark Performance	Months	Year	Inception

Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index[4]	6.16%	13.26%	10.91%

Average Lipper High Current Yield Fund[5]	6.11	12.83	7.84

4.	The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index. Total returns assume reinvestment of all dividends and capital gains. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5.	The average Lipper high current yield fund is representative of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay High Yield Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

•Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ”Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

•Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,045.60	$8.01	$1,017.00	$7.90

Class A Shares	$1,000.00	$1,045.40	$8.06	$1,016.90	$7.95

Class C Shares	$1,000.00	$1,041.90	$11.85	$1,013.20	$11.68

Class I Shares	$1,000.00	$1,046.60	$6.80	$1,018.10	$6.71

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.58% for Investor Class, 1.59% for Class A, 2.34% for Class C and 1.34% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio of Investments April 30, 2011 (Unaudited)

Corporate Bonds	64.80
Yankee Bonds	9.90
Foreign Bonds	9.40
Loan Assignments & Participations	5.40
Short-Term Investment	5.30
Asset-Backed Securities	4.70
Common Stocks	2.50
Other Assets, Less Liabilities	2.20
Mortgage-Backed Securities	1.30
Municipal Bonds	0.70
Convertible Preferred Stocks	0.40
Warrants	0.20
Convertible Bond	0.10
Preferred Stock	0.10
Investments Sold Short	(7.00)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2011 (excluding short-term investment)

1.	American International Group, Inc., 4.875%–8.625%, due 5/22/38–5/22/68
2.	Ally Financial, Inc., 6.75%–7.50%, due 12/1/14–9/15/20
3.	CIT Group, Inc.
4.	Ford Motor Co.
5.	Huntsman International LLC, 6.875%–8.625%, due 11/15/13–3/15/21
6.	MGM Mirage, Inc., 5.875%–7.50%, due 2/27/14–6/1/16
7.	Harrah’s Operating Co., Inc., 6.50%–12.75%, due 2/1/16–12/15/18
8.	Sprint Nextel Corp., 8.375%, due 8/15/17
9.	United Rentals North America, Inc., 8.375%–9.25%, due 12/15/19–9/15/20
10.	Novelis, Inc., 8.375%-8.75%, due 12/15/17–12/15/20

Top Five Short Positions/Issuers as of April 30, 2011

1.	United States Treasury Notes, 1.25%–3.50%, due 8/31/15–2/15/18
2.	Ally Financial, Inc., 8.00%, due 11/1/31
3.	Levi Strauss & Co., 7.625%, due 5/15/20
4.	AMC Entertainment, Inc., 9.75%, due 12/1/20
5.	Anadarko Petroleum Corp., 7.625%, due 3/15/14

8    MainStay High Yield Opportunities Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, Michael Kimble and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Opportunities Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay High Yield Opportunities Fund returned 4.56% for Investor Class shares, 4.54% for Class A shares and 4.19% for Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 4.66%. All share classes underperformed the 6.11% return of the average Lipper1 high current yield fund and the 6.16% return of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index2 for the six months ended April 30, 2011. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, concerns about European sovereign debt resurfaced and weighed on the Fund’s positions in European financials. Exposure to U.S. financials, however, was a positive contributor to the Fund’s relative performance. Although the Fund’s positions in floating-rate loans generated positive absolute returns, they did not keep pace with returns on high-yield debt. Toward the end of the reporting period, Fund positions in airlines and auto-related industries were a drag on the Fund’s relative performance, partly because of high oil prices.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

Other than currency forwards,3 which the Fund used for hedging, the use of derivatives was limited during the reporting period. The Fund’s currency forwards detracted from performance. Since their intended use was as a hedging vehicle, however, the overall impact was neutral. During the reporting period, we only used credit derivatives to hedge risk or to temporarily invest a large inflow of cash.

What was the Fund’s duration4 strategy during the reporting period?

Although duration management did not play a significant role in the Fund’s investment strategy, the Fund’s duration was slightly shorter than that of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We felt that probabilities favored a continuing global economic recovery, despite turmoil in the Middle East and the natural disasters in Japan. Corporate issuers had the strongest balance sheets we had seen in recent economic cycles. In our opinion, a slow-growth recovery would be conducive to attractive high-yield returns, because higher credit costs or a further increase in U.S. Treasury yields would remain unlikely. These conditions left us comfortable with the Fund’s positioning, and we made no material adjustments during the reporting period. In our view, should interest rates rise and high-yield spreads5 tighten further, a more defensive positioning may become appropriate.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

Overweight positions in sectors that are more cyclical—and underweight positions in sectors that are more defensive, such as energy and health care—contributed positively to the Fund’s relative performance.

During the reporting period, the Fund’s positions in U.S. banks and insurance companies performed well in relation to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index. Insurance company AIG was one of the biggest positive contributors to the Fund’s performance. General Electric Capital Corp. also showed strong performance in an improving economic environment. Banks around the world reported good results, albeit with slower growth rates and some concerns regarding new capital requirements under the Basel III accords.6 We continued to see value in banks and maintained an overweight position relative to the Fund’s benchmark. An overweight position in the services sector, which includes airlines and gaming, was a slight drag on the Fund’s performance toward the end of the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

Strong inflows during the reporting period led to numerous purchases across a variety of sectors but few significant sales. Some of the Fund’s larger purchases included new positions in homebuilder Meritage Homes, independent power producer NRG Energy and destination casino resort Wynn Las Vegas and additions to an existing position in information management

 1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.
3. A currency forward is a forward contract in the foreign exchange market that locks in the price at which an entity can buy or sell a currency on a future date.
4. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
6. The Basel III accords seek to strengthen global capital and liquidity regulations with a goal of prompting a more resilient banking sector.

mainstayinvestments.com    9

services provider Iron Mountain. One of the Fund’s larger sales was its position in aviation equipment manufacturer BE Aerospace.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weightings relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index in services, basic industry and capital goods. We decreased the Fund’s holdings relative to the benchmark in banking and telecommunications.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2011, the Fund’s most significant overweight positions relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index were in banking, services and insurance. We favored financials (specifically banks) in light of the governmental support they had received and the steepness of the yield curve.7 In our view, a steep yield curve is conducive to earnings for banks in general.

As of the same date, the Fund’s most significant underweight positions relative to the benchmark were in consumer cyclicals, telecommunications (integrated companies) and health facilities. We reduced the Fund’s exposure to defensive industries as we sought to increase the Fund’s volatility in relation to the market as a whole. These underweight positions were positive contributors to the Fund’s performance relative to the benchmark.

 7. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay High Yield Opportunities Fund

Portfolio of Investments††† April 30, 2011 (unaudited)

	Principal
	Amount	Value
Long-Term Bonds 96.3%† Asset-Backed Securities 4.7%

Airlines 0.8%
America West Airlines Pass-Through Trust Series 2000-1, Class G 8.057%, due 7/2/20	$1,983,380	$2,062,715
American Airlines Pass-Through Trust
Series 2001-1, Class A1 6.977%, due 11/23/22	1,743,263	1,516,639
Series 2001-1, Class C 7.379%, due 5/23/16	287,124	261,282
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 3/1/21	2,024,272	2,105,243
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 11/1/19	975,206	994,710
United Air Lines, Inc. Series 2009-2, Class A 9.75%, due 1/15/17	1,388,892	1,579,865

		8,520,454

Home Equity 3.0%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.273%, due 10/25/36 (a)	4,678,140	3,741,988
Citigroup Mortgage Loan Trust, Inc. Series 2007-AHL2, Class A3A 0.283%, due 5/25/37 (a)	1,345,890	1,214,994
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.273%, due 4/25/37 (a)	298,550	278,217
First NLC Trust Series 2007-1, Class A1 0.283%, due 8/25/37 (a)(b)	1,435,080	885,942
GSAA Home Equity Trust
Series 2006-14, Class A1 0.263%, due 9/25/36 (a)	578,661	276,900
Series 2006-18, Class AV1 0.283%, due 11/25/36 (a)	136,889	63,716
Series 2007-5, Class 2A1A 0.333%, due 5/25/37 (a)	615,057	433,068
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.343%, due 4/25/37 (a)	924,388	704,054
HSI Asset Securitization Corp. Trust
Series 2006-HE2, Class 2A1 0.263%, due 12/25/36 (a)	141,876	140,732
Series 2007-NC1, Class A1 0.313%, due 4/25/37 (a)	3,718,310	3,211,646
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.313%, due 3/25/47 (a)	1,319,431	1,021,917
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.323%, due 3/25/37 (a)	3,139,329	2,248,117
Morgan Stanley ABS Capital I, Inc. Series 2006-HE6, Class A2B 0.313%, due 9/25/36 (a)	2,929,937	2,560,885
Series 2006-HE8, Class A2B 0.313%, due 10/25/36 (a)	438,682	300,323
Series 2007-NC2, Class A2FP 0.363%, due 2/25/37 (a)	2,779,540	1,825,849
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 0.313%, due 7/25/36 (a)	1,600,048	1,079,987
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37	3,386,854	2,531,809
Securitized Asset Backed Receivables LLC Trust
Series 2006-FR4, Class A2A 0.293%, due 8/25/36 (a)	3,525,775	1,346,053
Series 2007-BR4, Class A2A 0.303%, due 5/25/37 (a)	1,529,504	864,457
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.293%, due 6/25/37 (a)	3,779,731	3,303,296
Series 2006-EQ2, Class A2 0.323%, due 1/25/37 (a)	4,087,473	3,558,926

		31,592,876

Student Loans 0.9%
JP Morgan Mortgage Acquisition Corp. Series 2007-CH2, Class AF2 5.478%, due 2/25/26	3,380,000	2,915,098
Keycorp Student Loan Trust
Series 2006-A, Class 2A2 0.389%, due 6/27/25 (a)	2,483,989	2,394,335
Series 2000-A, Class A2 0.632%, due 5/25/29 (a)	4,833,914	4,368,704
		9,678,137

Total Asset-Backed Securities
(Cost $49,443,722)		49,791,467

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest issuers held, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Convertible Bond 0.1%

Holding Company—Diversified 0.1%
Icahn Enterprises, L.P. 4.00%, due 8/15/13 (a)	$1,125,000	$1,076,625

Total Convertible Bond (Cost $973,449)		1,076,625

Corporate Bonds 64.8%

Advertising 0.2%
Lamar Media Corp. Series C 6.625%, due 8/15/15	2,360,000	2,410,150

Aerospace & Defense 2.0%
Alliant Techsystems, Inc. 6.75%, due 4/1/16 (c)(d)	2,200,000	2,277,000

6.875%, due 9/15/20 (c)	4,500,000	4,725,000
BE Aerospace, Inc. 6.875%, due 10/1/20	1,670,000	1,757,675
L-3 Communications Corp. Class B 6.375%, due 10/15/15 (c)(d)	4,200,000	4,336,500
TransDigm, Inc. 7.75%, due 12/15/18 (b)	7,215,000	7,774,162

		20,870,337

Airlines 1.8%
American Airlines Pass-Through Trust Series 2001-1, Class B 7.377%, due 5/23/19	2,383,618	2,228,683
Continental Airlines, Inc. 7.875%, due 1/2/20	291,823	285,987
9.798%, due 4/1/21	1,358,589	1,433,311
Delta Air Lines, Inc. Series 2010-2, Class B Pass Through Trust 6.75%, due 11/23/15 (b)	4,000,000	3,840,000
12.25%, due 3/15/15 (b)	3,379,000	3,792,927
U.S. Airways Group, Inc. Series A 6.25%, due 4/22/23	1,000,000	977,500
UAL 2009-2B Pass Through Trust 12.00%, due 1/15/16 (b)	3,663,221	4,011,227
United Air Lines, Inc. 12.00%, due 11/1/13 (b)	2,300,000	2,489,750

		19,059,385

Auto Manufacturers 0.6%
X Ford Motor Co. 7.50%, due 8/1/26	255,000	274,333
8.90%, due 1/15/32	410,000	480,929
9.98%, due 2/15/47 (c)	2,000,000	2,487,712
General Motors Corp. (Escrow Shares) 7.375%, due 5/23/48 (e)(f)	350,000	9,722
8.375%, due 7/15/33 (e)(f)	16,275,000	464,233
8.80%, due 3/1/21 (e)(f)	488,000	13,825
9.40%, due 7/15/21 (e)(f)	2,000,000	57,437
Navistar International Corp. 8.25%, due 11/1/21	2,000,000	2,230,000

		6,018,191

Auto Parts & Equipment 1.8%
Commercial Vehicle Group, Inc. 7.875%, due 4/15/19 (b)	4,075,000	4,166,688
Goodyear Tire & Rubber Co. (The) 8.25%, due 8/15/20	1,525,000	1,694,656
10.50%, due 5/15/16 (c)	2,935,000	3,323,888
Pinafore LLC/Pinafore, Inc. 9.00%, due 10/1/18 (b)	4,565,000	4,987,262
Pittsburgh Glass Works LLC 8.50%, due 4/15/16 (b)	4,770,000	4,984,650

		19,157,144

Banks 6.5%
ABN Amro North American Holding Preferred Capital Repackage Trust I 6.523%, due 12/29/49 (a)(b)	3,500,000	3,325,000

X Ally Financial, Inc. 6.75%, due 12/1/14	6,000,000	6,405,000
7.50%, due 9/15/20 (b)	19,645,000	21,413,050
BAC Capital Trust XIV 5.63%, due 9/29/49 (a)	1,000,000	775,000
Bank of America Corp. 8.00%, due 12/29/49 (a)	504,000	545,192
Capital One Capital IV 6.745%, due 2/5/82 (a)(c)	2,975,000	3,019,625
X CIT Group, Inc. 7.00%, due 5/1/14	126,786	129,163
7.00%, due 5/1/15	848,941	860,614
7.00%, due 5/1/16	2,190,904	2,207,336
7.00%, due 5/1/17	13,124,024	13,230,657
Deutsche Postbank Funding Trust IV 5.983%, due 6/29/49 (a)	€7,350,000	9,253,485
Fifth Third Capital Trust IV 6.50%, due 4/15/67 (a)	$2,105,000	2,062,900
SunTrust Bank 7.25%, due 3/15/18 (c)	2,000,000	2,315,532
Wachovia Capital Trust III 5.57%, due 3/29/49 (a)	1,000,000	923,800
Wells Fargo & Co. 7.98%, due 3/29/49 (a)	770,000	847,000

12 MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Banks (continued)

Whitney National Bank 5.875%, due 4/1/17	$2,000,000	$1,997,704

		69,311,058

Building Materials 2.0%
Associated Materials LLC 9.125%, due 11/1/17 (b)	7,565,000	8,141,831
Boise Cascade LLC 7.125%, due 10/15/14 (c)	3,440,000	3,431,400
Texas Industries, Inc. 9.25%, due 8/15/20	5,500,000	5,926,250
USG Corp. 6.30%, due 11/15/16	1,625,000	1,551,875
8.375%, due 10/15/18 (b)	2,025,000	2,126,250

		21,177,606

Chemicals 3.2%
CF Industries, Inc. 6.875%, due 5/1/18 (c)	2,900,000	3,273,375
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18 (c)	5,435,000	5,896,975
X Huntsman International LLC Series Reg S 6.875%, due 11/15/13	1,000,000	1,503,367
7.375%, due 1/1/15	4,000,000	4,095,000
8.625%, due 3/15/20	2,150,000	2,418,750
8.625%, due 3/15/21 (b)	2,700,000	3,030,750
Lyondell Chemical Co. 11.00%, due 5/1/18	1,516,673	1,713,841
Momentive Performance Materials, Inc. 9.00%, due 1/15/21 (b)	4,000,000	4,310,000
Nalco Co. 6.625%, due 1/15/19 (b)	3,030,000	3,120,900
Vertellus Specialties, Inc. 9.375%, due 10/1/15 (b)	4,360,000	4,588,900

		33,951,858

Coal 0.4%
Arch Coal, Inc. 7.25%, due 10/1/20	1,851,000	1,996,766
Arch Western Finance LLC 6.75%, due 7/1/13 (c)(d)	1,071,000	1,077,694
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 8.25%, due 12/15/17 (c)	1,000,000	1,095,000

		4,169,460

Commercial Services 4.2%
Aramark Corp. 8.50%, due 2/1/15	2,000,000	2,087,500
Aramark Holdings Corp. 8.625%, due 5/1/16 (b)(g)	1,595,000	1,638,863
Avis Budget Car Rental LLC 7.625%, due 5/15/14	536,000	546,720
8.25%, due 1/15/19	2,925,000	3,107,812
9.625%, due 3/15/18	2,000,000	2,220,000
Corrections Corp. of America 6.25%, due 3/15/13 (c)(d)	2,200,000	2,205,500
Ford Holdings LLC 9.30%, due 3/1/30 (c)	2,475,000	3,089,570
Ford Holdings, Inc. 9.375%, due 3/1/20	210,000	249,299
Hertz Corp. (The) 7.375%, due 1/15/21 (b)	3,345,000	3,512,250
7.50%, due 10/15/18 (b)	3,140,000	3,297,000
Iron Mountain, Inc. 6.75%, due 10/15/18	€3,500,000	5,080,345
8.00%, due 6/15/20	$2,775,000	2,906,812
Stewart Enterprises, Inc. 6.50%, due 4/15/19 (b)	4,850,000	4,886,375
X United Rentals North America, Inc. 8.375%, due 9/15/20 (c)	1,825,000	1,943,625
9.25%, due 12/15/19	7,195,000	8,130,350

		44,902,021

Computers 0.1%
SunGard Data Systems, Inc. 10.25%, due 8/15/15	1,030,000	1,081,500

Diversified Financial Services 1.0%
GE Capital Trust II 5.50%, due 9/15/67 (a)	€3,345,000	4,657,180
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)	2,828,000	3,790,767
General Electric Capital Corp. Series Reg S 5.50%, due 9/15/67 (a)	1,000,000	1,392,281
6.50%, due 9/15/67 (a)	£405,000	662,962

		10,503,190

Electric 2.2%
Calpine Corp. 7.25%, due 10/15/17 (b)	$2,360,000	2,478,000
7.875%, due 7/31/20 (b)	5,500,000	5,926,250
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, due 12/1/20	4,322,000	4,646,496
NRG Energy, Inc. 7.375%, due 2/1/16	2,000,000	2,075,000
7.625%, due 1/15/18 (b)	6,000,000	6,300,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Electric (continued)

Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, due 10/1/20 (b)	$2,500,000	$2,568,750

		23,994,496

Entertainment 1.1%
Isle of Capri Casinos, Inc. 7.00%, due 3/1/14	1,675,000	1,679,188
7.75%, due 3/15/19 (b)	4,000,000	4,080,000
Mohegan Tribal Gaming Authority 7.125%, due 8/15/14	1,000,000	732,500
Pinnacle Entertainment, Inc. 7.50%, due 6/15/15	2,885,000	2,942,700
8.75%, due 5/15/20	2,000,000	2,150,000

		11,584,388

Environmental Controls 0.3%
EnergySolutions, Inc./EnergySolutions LLC 10.75%, due 8/15/18 (b)	3,015,000	3,346,650

Finance—Auto Loans 0.8%
Ford Motor Credit Co. LLC 8.00%, due 12/15/16	6,530,000	7,590,452
GMAC LLC 7.00%, due 2/1/12 (c)	1,000,000	1,028,680

		8,619,132

Finance—Consumer Loans 2.1%
American General Finance Corp. 4.125%, due 11/29/13	€1,500,000	2,032,825
6.50%, due 9/15/17	$3,000,000	2,745,000
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)(c)	5,980,000	5,823,025
SLM Corp. 4.75%, due 3/17/14	€1,750,000	2,489,315
8.00%, due 3/25/20	$6,000,000	6,643,962
Springleaf Finance Corp. 6.90%, due 12/15/17	2,840,000	2,662,500

		22,396,627

Finance—Credit Card 0.1%
Capital One Capital III 7.686%, due 8/15/36	1,000,000	1,030,000

Finance—Other Services 0.6%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 7.75%, due 1/15/16 (c)	6,200,000	6,386,000

Food 0.4%
Smithfield Foods, Inc. 7.75%, due 7/1/17	3,528,000	3,801,420

Forest Products & Paper 0.1%
NewPage Corp. 10.00%, due 5/1/12 (c)	1,000,000	588,750

Health Care—Products 0.5%
Alere, Inc. 8.625%, due 10/1/18	2,000,000	2,140,000
9.00%, due 5/15/16	1,500,000	1,608,750
Bausch & Lomb, Inc. 9.875%, due 11/1/15 (c)(d)	1,825,000	1,966,438

		5,715,188

Health Care—Services 1.1%
HCA Holdings, Inc. 7.75%, due 5/15/21 (b)	2,500,000	2,612,500
HCA, Inc. 6.50%, due 2/15/16 (c)	9,200,000	9,453,000

		12,065,500

Home Builders 3.5%
Beazer Homes USA, Inc. 8.125%, due 6/15/16 (c)	4,000,000	3,950,000
K Hovnanian Enterprises, Inc. 10.625%, due 10/15/16	7,305,000	7,779,825
Lennar Corp. 5.60%, due 5/31/15	4,225,000	4,193,313
Meritage Homes Corp. 6.25%, due 3/15/15	9,177,000	9,154,057
Pulte Group, Inc. 7.625%, due 10/15/17	2,870,000	2,970,450
7.875%, due 6/15/32	5,295,000	4,871,400
Standard Pacific Corp. 8.375%, due 5/15/18	3,950,000	4,088,250

		37,007,295

Household Products & Wares 0.9%
Reynolds Group Issuer, Inc. 7.75%, due 10/15/16 (b)	1,500,000	1,590,000
8.25%, due 2/15/21 (b)	1,600,000	1,626,000
8.50%, due 5/15/18 (b)	5,175,000	5,330,250
9.00%, due 4/15/19 (b)	1,315,000	1,385,681

		9,931,931

Insurance 4.1%
X American International Group, Inc. 4.875%, due 3/15/67 (a)	€8,400,000	10,264,370
Series A2 5.75%, due 3/15/67 (a)	£4,200,000	6,068,381

14 MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Insurance (continued)

Series Reg S 8.00%, due 5/22/38 (a)	€3,750,000	$5,609,856
8.175%, due 5/15/68 (a)(c)	$4,000,000	4,480,000
Series Reg S 8.625%, due 5/22/68 (a)	£1,000,000	1,745,516
Hartford Financial Services Group, Inc. 6.00%, due 1/15/19	1,450,000	1,549,600

Liberty Mutual Group, Inc. 7.80%, due 3/7/87 (b)	3,000,000	3,045,000
10.75%, due 6/15/88 (a)(b)	2,000,000	2,720,000
Lincoln National Corp. 6.05%, due 4/20/67 (a)(c)	3,000,000	2,977,500
7.00%, due 5/17/66 (a)(c)	1,840,000	1,902,192
Pacific Life Insurance Co. 7.90%, due 12/30/23 (b)	2,000,000	2,239,328
9.25%, due 6/15/39 (b)	1,000,000	1,330,085

		43,931,828

Iron & Steel 0.9%
AK Steel Corp. 7.625%, due 5/15/20	3,985,000	4,189,231
United States Steel Corp. 7.00%, due 2/1/18	2,145,000	2,249,569
7.375%, due 4/1/20	2,855,000	3,012,025

		9,450,825

Lodging 2.7%
X Harrah’s Operating Co., Inc. 6.50%, due 6/1/16	1,050,000	840,000
10.00%, due 12/15/18	7,456,000	6,999,320
10.75%, due 2/1/16 (c)	791,000	779,135
12.75%, due 4/15/18 (b)	1,720,000	1,754,400
X MGM Mirage, Inc. 5.875%, due 2/27/14	90,000	87,975
6.625%, due 7/15/15	3,390,000	3,267,112
7.50%, due 6/1/16	7,470,000	7,245,900
MGM Resorts International 11.125%, due 11/15/17	600,000	697,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.875%, due 11/1/17 (c)	6,500,000	7,085,000

		28,756,342

Machinery—Construction & Mining 0.8%
Terex Corp. 8.00%, due 11/15/17	8,110,000	8,576,325

Media 2.2%
CCH II LLC/CCH II Capital Corp. 13.50%, due 11/30/16	1,441,111	1,738,340
CCO Holdings LLC/CCO Holdings Capital Corp. 7.25%, due 10/30/17	3,500,000	3,727,500
Clear Channel Communications, Inc. 6.875%, due 6/15/18	945,000	682,762
7.25%, due 10/15/27	575,000	369,438
9.00%, due 3/1/21 (b)	4,000,000	4,070,000
Clear Channel Worldwide Holdings, Inc. 9.25%, due 12/15/17 (c)	3,000,000	3,333,750
CSC Holdings, Inc. 8.50%, due 6/15/15	3,500,000	3,819,375
DISH DBS Corp. 7.125%, due 2/1/16 (c)	5,000,000	5,325,000

		23,066,165

Metal Fabricate & Hardware 0.4%
Mueller Water Products, Inc. 7.375%, due 6/1/17	1,875,000	1,860,938
8.75%, due 9/1/20	1,845,000	2,052,562

		3,913,500

Mining 1.1%
Aleris International, Inc. 6.00%, due 6/1/20 (b)(e)(h)	11,797	21,426
7.625%, due 2/15/18 (b)	6,370,000	6,529,250
Century Aluminum Co. 8.00%, due 5/15/14 (c)	3,080,500	3,207,571
Freeport-McMoRan Copper & Gold, Inc. 8.375%, due 4/1/17 (c)(d)	2,200,000	2,425,500

		12,183,747

Miscellaneous—Manufacturing 0.8%
American Railcar Industries, Inc. 7.50%, due 3/1/14	3,985,000	4,094,587
Polypore International, Inc. 7.50%, due 11/15/17 (b)	4,650,000	4,926,094

		9,020,681

Office Furnishings 0.2%
Interface, Inc. 7.625%, due 12/1/18	1,700,000	1,821,125

Oil & Gas 2.4%
Chesapeake Energy Corp. 6.875%, due 8/15/18 (c)	5,000,000	5,462,500
Concho Resources, Inc./Midland TX 7.00%, due 1/15/21	2,875,000	3,033,125
Hilcorp Energy I, L.P./Hilcorp Finance Co. 7.625%, due 4/15/21 (b)	4,770,000	5,008,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Oil & Gas (continued)

Linn Energy LLC/Linn Energy Finance Corp. 7.75%, due 2/1/21 (b)	$2,650,000	$2,838,812
8.625%, due 4/15/20	4,755,000	5,254,275
Swift Energy Co. 8.875%, due 1/15/20	1,074,000	1,176,030
Tesoro Corp. 6.25%, due 11/1/12 (c)(d)	2,200,000	2,318,250

		25,091,492

Oil & Gas Services 1.4%
Dresser-Rand Group, Inc. 6.50%, due 5/1/21 (b)	4,985,000	5,122,087
Helix Energy Solutions Group, Inc. 9.50%, due 1/15/16 (b)	3,053,000	3,236,180
Hornbeck Offshore Services, Inc. Class B 6.125%, due 12/1/14 (c)(d)	2,000,000	2,020,000
8.00%, due 9/1/17	4,665,000	4,816,613

		15,194,880

Packaging & Containers 1.1%
Ball Corp. 6.625%, due 3/15/18 (c)	1,950,000	2,013,375
CB Smurfit Stone 8.00%, due 3/15/17	2,000,000	50,000
Owens-Brockway Glass Container, Inc. 6.75%, due 12/1/14 (c)(d)	2,200,000	2,246,750

7.375%, due 5/15/16	3,000,000	3,307,500
Packaging Dynamics Corp. 8.75%, due 2/1/16 (b)	4,500,000	4,663,125

		12,280,750

Pharmaceuticals 0.3%
Mylan, Inc. 6.00%, due 11/15/18 (b)	2,750,000	2,815,313

Pipelines 1.7%
Dynegy Holdings, Inc. 8.75%, due 2/15/12 (c)(d)	545,000	546,363
Energy Transfer Equity, L.P. 7.50%, due 10/15/20 (c)	6,575,000	7,199,625
MarkWest Energy Partners, L.P./MarkWest Energy Finance Corp. 6.50%, due 8/15/21	450,000	454,500
8.75%, due 4/15/18 (c)	2,050,000	2,260,125
Targa Resources Partners, L.P./Targa Resources Partners Finance Corp. 6.875%, due 2/1/21 (b)	4,500,000	4,477,500
7.875%, due 10/15/18 (b)	1,805,000	1,904,275
Williams Partners L.P./Williams Partners Finance Corp. 7.50%, due 6/15/11 (c)(d)	1,000,000	1,007,545

		17,849,933

Retail 1.5%
Inergy LP/Inergy Finance Corp. 7.00%, due 10/1/18 (b)	4,700,000	4,958,500
Neiman Marcus Group, Inc. (The) 9.00%, due 10/15/15 (g)	4,272,751	4,475,707
Nordstrom, Inc. 6.25%, due 1/15/18 (c)	3,000,000	3,448,728
Phillips-Van Heusen Corp. 7.375%, due 5/15/20	3,000,000	3,247,500

		16,130,435

Semiconductors 0.8%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (b)	7,750,000	8,602,500

Shipbuilding 0.3%
Huntington Ingalls Industries, Inc. 6.875%, due 3/15/18 (b)	3,135,000	3,299,588

Software 0.9%
Fidelity National Information Services, Inc. 7.875%, due 7/15/20 (c)	3,000,000	3,315,000
First Data Corp. 8.875%, due 8/15/20 (b)	5,500,000	6,022,500

		9,337,500

Telecommunications 3.3%
Alcatel-Lucent USA, Inc. 6.45%, due 3/15/29 (c)	3,735,000	3,398,850
American Tower Corp. 7.00%, due 10/15/17 (c)(d)	1,100,000	1,244,375
CommScope, Inc. 8.25%, due 1/15/19 (b)	7,500,000	7,893,750

Crown Castle International Corp. 7.125%, due 11/1/19	2,000,000	2,137,500
Frontier Communications Corp. 7.05%, due 10/1/46	747,000	625,613
8.50%, due 4/15/20	1,435,000	1,555,181
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	1,550,000	1,551,937
7.875%, due 9/1/18	2,740,000	2,952,350
X Sprint Nextel Corp. 8.375%, due 8/15/17 (c)	9,000,000	10,091,250
Viasat, Inc. 8.875%, due 9/15/16	3,815,000	4,105,894

16 MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Telecommunications (continued)

Windstream Holding of the Midwest, Inc. 6.75%, due 4/1/28	$60,000	$54,294

		35,610,994

Transportation 0.4%
KAR Holdings, Inc. 8.75%, due 5/1/14	1,245,000	1,283,906
10.00%, due 5/1/15	15,000	15,788
PHI, Inc. 8.625%, due 10/15/18 (c)	2,425,000	2,576,562

		3,876,256

Total Corporate Bonds (Cost $646,540,719)		689,889,456

Foreign Bonds 9.4%

Banks 2.9%
ABN Amro Bank N.V. 4.31%, due 2/28/49 (a)	€5,000,000	6,035,687
EGG Banking PLC 7.50%, due 5/29/49 (a)	£4,662,000	7,598,986
HBOS Capital Fund L.P. Series A 6.461%, due 11/29/49 (a)	2,000,000	2,859,639
HT1 Funding GmbH 6.352%, due 7/29/49	€6,250,000	7,683,466
IKB Deutsche Industriebank A.G. 4.50%, due 7/9/13	3,200,000	4,052,427
Lloyds TSB Bank PLC 13.00%, due 1/29/49	£1,000,000	2,188,158

		30,418,363

Building Materials 0.0%‡
PERI GmbH 5.625%, due 12/15/11	€350,000	526,282

Chemicals 0.4%
Ineos Group Holdings PLC Series Reg S 7.875%, due 2/15/16	3,000,000	4,421,233

Commercial Services 0.4%
Hertz Holdings Netherlands B.V. Series Reg S 8.50%, due 7/31/15	3,000,000	4,765,601

Electric 0.2%
Intergen N.V. 8.50%, due 6/30/17	500,000	781,307
Series Reg S 9.50%, due 6/30/17	£875,000	1,582,134

		2,363,441

Finance—Auto Loans 0.1%
Ally Credit Canada, Ltd. Series E 6.00%, due 5/23/12	€405,000	610,363

Finance—Mortgage Loan/Banker 0.8%
Northern Rock Asset Management PLC
Series E 4.574%, due 1/13/15 (a)	£1,360,000	1,885,491
9.375%, due 10/17/21	5,000,000	7,182,504

		9,067,995

Holding Company—Diversified 0.1%
Stena AB Series Reg S 7.875%, due 3/15/20	€1,000,000	1,466,339

Home Builders 0.4%
Taylor Wimpey PLC 10.375%, due 12/31/15	£2,150,000	3,950,377

Insurance 0.9%
ING Groep N.V. 4.176%, due 6/29/49 (a)	€1,600,000	2,043,987
5.14%, due 3/29/49 (a)	£5,000,000	7,140,746

		9,184,733

Leisure Time 0.3%
Royal Caribbean Cruises, Ltd. Series Reg S 5.625%, due 1/27/14	€1,050,000	1,555,208
TUI A.G. 5.125%, due 12/10/12	1,000,000	1,510,773

		3,065,981

Media 0.6%
EN Germany Holdings B.V. 10.75%, due 11/15/15	4,210,000	6,475,714

Packaging & Containers 1.7%
Ardagh Packaging Finance PLC Series Reg S 9.25%, due 10/15/20	5,700,000	8,980,769

Rexam PLC 6.75%, due 6/29/67 (a)	6,300,000	9,156,285

		18,137,054

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Foreign Bonds (continued)

Real Estate 0.5%
Prologis International Funding S.A. 7.625%, due 10/23/14	$3,500,000	$5,391,386

Telecommunications 0.1%
Virgin Media Finance PLC 9.50%, due 8/15/16	500,000	836,850

Total Foreign Bonds (Cost $86,558,321)		100,681,712

Loan Assignments & Participations 5.4% (i)

Aerospace & Defense 0.5%
Hawker Beechcraft Acquisition Co. LLC Term Loan 2.238%, due 3/26/14	894,764	786,647
LC Facility Deposits 2.307%, due 3/26/14	55,330	48,644
U.S. Airways Group, Inc. Term Loan 2.713%, due 3/21/14	4,930,556	4,523,785

		5,359,076

Auto Manufacturers 1.2%
Allison Transmission, Inc. Term Loan B 2.99%, due 8/7/14	5,965,468	5,947,571
Federal-Mogul Corp. Term Loan B 2.173%, due 12/29/14	7,262,468	7,072,961

		13,020,532

Automobile 0.5%
Autotrader.com, Inc. New Term Loan B 4.75%, due 12/15/16	4,847,850	4,884,209

Buildings & Real Estate 0.3%
Realogy Corp.
Extended Letter of Credit 4.494%, due 10/10/16	518,807	486,845
Extended Term Loan 4.562%, due 10/10/16	3,066,551	2,877,629

		3,364,474

Commercial Services 0.1%
Aramark Corp.
Synthetic Letter of Credit 2.119%, due 1/27/14	31,723	31,472
Term Loan 2.182%, due 1/27/14	393,803	390,685
Extended Letter of Credit 3.494%, due 7/26/16	57,145	57,155

Extended Term Loan B 3.557%, due 7/26/16	868,929	869,085

		1,348,397

Computers 0.1%
SunGard Data Systems, Inc. Tranche B 3.929%, due 2/26/16	953,241	956,128

Diversified/Conglomerate Manufacturing 0.2%
Georgia-Pacific Corp. New Term Loan B 2.309%, due 12/21/12	705,061	704,861
Walter Industries, Inc. Term Loan B 4.00%, due 4/2/18	2,000,000	2,016,000

		2,720,861

Electrical Components & Equipment 0.1%
Texas Competitive Electric Holdings Co. LLC Term Loan B1 4.736%, due 10/10/17	1,033,493	880,019

Energy—Alternate Sources 0.1%
Covanta Energy Corp.
Synthetic Letter of Credit 1.703%, due 2/10/14	499,025	493,931
Term Loan B 1.813%, due 2/10/14	973,099	963,166

		1,457,097

Healthcare, Education & Childcare 0.1%
Warner Chilcott Co., LLC New Term Loan B2 4.25%, due 3/15/18	228,571	230,214
Warner Chilcott Corp. New Term Loan B1 4.25%, due 3/15/18	457,143	460,429
WC Luxco S.A.R.L. New Term Loan B3 4.25%, due 3/15/18	314,286	316,545

		1,007,188

Hotels, Restaurants & Leisure 0.5%
Caesars Entertainment Term Loan B 10.25%, due 2/24/17	2,800,000	2,801,168

18 MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount		Value
Loan Assignments & Participations (continued)

Hotels, Restaurants & Leisure (continued)

Gateway Casinos & Entertainment, Ltd. Canadian Term Loan 6.50%, due 4/20/16	C$	1,990,000	$2,119,035

			4,920,203

Leisure, Amusement, Motion Pictures, Entertainment 0.2%
Clubcorp Operations, Inc. Term Loan B 6.00%, due 11/9/16		$1,995,000	2,011,210
Media 0.5%
Charter Communications Operating LLC Extended Term Loan 3.56%, due 9/6/16		2,158,340	2,163,048
Clear Channel Communications, Inc. Delayed Draw Term Loan 2 3.861%, due 1/29/16		3,166,823	2,789,442

			4,952,490

Oil & Gas 0.8%
Hercules Offshore LLC Term Loan B 7.50%, due 7/6/13		797,788	786,533
MEG Energy Corp. New Term Loan B 4.00%, due 3/16/18		8,000,000	8,066,664

			8,853,197

Telecommunications 0.1%
MetroPCS Wireless, Inc. Extended Term Loan B 4.071%, due 11/4/16		805,714	808,304
Term Loan B 4.071%, due 11/15/13		73,955	73,955

			882,259

Transportation 0.1%
Orbitz Worldwide, Inc. Term Loan 3.253%, due 7/25/14		751,792	710,444

Total Loan Assignments & Participations (Cost $55,962,432)			57,327,784

Mortgage-Backed Securities 1.3%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.3%
Banc of America Commercial Mortgage, Inc.
Series 2005-J, Class 1A1 3.068%, due 11/25/35(j)		1,033,137	843,508
Series 2007-2, Class A4 5.826%, due 4/10/49(j)		600,000	650,340
Bear Stearns Commercial Mortgage Securities Series 2006-PW14, Class A4 5.201%, due 12/11/38		590,000	639,918
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48		590,000	649,493
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)		1,207,136	1,184,381
Greenpoint Mortgage Funding Trust Series 2007-AR2, Class 1A1 0.343%, due 4/25/47 (a)		792,774	677,015
GS Mortgage Securities Corp. II Series 2007-GG10, Class A4 6.002%, due 8/10/45(j)		635,000	689,973
Indymac Index Mortgage Loan Trust
Series 2004-AR4, Class 3A 2.633%, due 8/25/34(j)		861,624	756,216
Series 2005-AR9, Class 4A2 2.651%, due 7/25/35(j)		3,346,191	2,900,850
Morgan Stanley Mortgage Loan Trust Series 2007-6XS, Class 2A1S 0.323%, due 2/25/47 (a)		3,306,210	2,899,327
Structured Asset Securities Corp. Series 2005-11H, Class A2 5.00%, due 6/25/35(h)		527,156	490,045
WaMu Mortgage Pass Through Certificates Series 2006-AR14, Class 1A1 5.416%, due 11/25/36(j)		987,033	883,652
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 4.776%, due 7/25/36(j)		918,585	759,764

Total Mortgage-Backed Securities (Cost $12,868,328)			14,024,482

Municipal Bonds 0.7%

New York 0.5%
New York City Industrial Development Agency Special Facilities Revenue Series A 8.00%, due 8/1/12		5,100,000	5,269,779

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)

Texas 0.2%
Alliance Airport Authority, American Airlines Project 7.00%, due 12/1/11	$1,890,000	$1,891,814

Total Municipal Bonds (Cost $7,163,143)		7,161,593

Yankee Bonds 9.9% (k)

Banks 0.9%
Barclays Bank PLC 8.55%, due 9/29/49 (a)(b)	3,000,000	3,009,000
Mizuho Capital Investment, Ltd. 14.95%, due 12/31/49 (a)(b)	4,395,000	5,524,075
Royal Bank of Scotland PLC (The) 0.511%, due 8/29/17 (a)	1,600,000	1,402,541

		9,935,616

Biotechnology 0.2%
FMC Finance III S.A. 6.875%, due 7/15/17 (c)(d)	2,100,000	2,233,875

Building Materials 0.4%
Hanson PLC 6.125%, due 8/15/16 (c)	3,655,000	3,833,181

Electric 0.4%
Intergen N.V. 9.00%, due 6/30/17 (b)	3,900,000	4,231,500

Forest Products & Paper 0.4%
Norske Skogindustrier A.S.A. 7.125%, due 10/15/33 (b)	2,275,000	1,632,313
Stora Enso Oyj 7.25%, due 4/15/36 (b)	3,000,000	2,853,750

		4,486,063

Home Builders 0.1%
Desarrolladora Homex S.A. de C.V. 7.50%, due 9/28/15 (c)	1,000,000	1,030,000

Insurance 0.5%
Oil Insurance, Ltd. 7.558%, due 12/29/49 (a)(b)	3,250,000	3,044,373
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(b)	2,500,000	2,484,415

		5,528,788

Iron & Steel 0.5%
APERAM 7.375%, due 4/1/16 (b)	5,025,000	5,175,750

Leisure Time 0.3%
Royal Caribbean Cruises, Ltd. 7.50%, due 10/15/27 (c)	3,000,000	2,992,500

Machinery—Construction & Mining 0.6%
Boart Longyear Management Pty, Ltd. 7.00%, due 4/1/21 (b)	6,445,000	6,670,575

Mining 1.6%
FMG Resources August 2006 Pty, Ltd. 7.00%, due 11/1/15 (b)	6,500,000	6,857,500
X Novelis, Inc. 8.375%, due 12/15/17	7,900,000	8,729,500
8.75%, due 12/15/20	1,200,000	1,341,000

		16,928,000

Miscellaneous—Manufacturing 0.9%
Bombardier, Inc. 7.75%, due 3/15/20 (b)	7,995,000	8,904,431

Oil & Gas 0.7%
Anadarko Finance Co. 7.50%, due 5/1/31 (c)	5,000,000	5,726,495
Compton Petroleum Finance Corp. 10.00%, due 9/15/17	2,694,900	2,007,700

		7,734,195

Oil & Gas Services 0.0%‡
Compagnie Generale de Geophysique 7.50%, due 5/15/15 (c)(d)	285,000	291,413

Pharmaceuticals 0.3%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC 7.75%, due 9/15/18 (b)	3,000,000	3,161,250
Telecommunications 0.9%
Intelsat Luxembourg S.A. 11.25%, due 2/4/17	5,260,000	5,739,975
Virgin Media Finance PLC 8.375%, due 10/15/19 (c)	3,000,000	3,390,000

		9,129,975

Transportation 1.2%
CEVA Group PLC 8.375%, due 12/1/17 (b)	3,250,000	3,363,750
CHC Helicopter S.A. 9.25%, due 10/15/20 (b)	6,585,000	6,453,300

20 MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Yankee Bonds (continued)

Transportation (continued)

Hapag-Lloyd A.G. 9.75%, due 10/15/17 (b)	$2,770,000	$2,956,975

		12,774,025

Total Yankee Bonds (Cost $100,533,754)		105,041,137

Total Long-Term Bonds (Cost $960,043,868)		1,024,994,256

	Shares
Common Stocks 2.5%

Auto Manufacturers 1.5%
X Ford Motor Co. (f)	724,000	11,200,280
General Motors Co. (f)	153,838	4,936,673

		16,136,953

Banks 0.4%
X CIT Group, Inc. (f)	29,276	1,243,059
Citigroup, Inc. (f)	719,661	3,303,244

		4,546,303

Building Materials 0.1%
Nortek, Inc. (f)	2,010	86,450
U.S. Concrete, Inc. (f)(h)	71,988	701,163

		787,613

Chemicals 0.2%
Lyondell Chemical Co. (f)	38,068	1,694,026

Mining 0.1%
Aleris International, Inc. (e)(h)	13,652	778,164

Packaging & Containers 0.2%
Smurfit-Stone Container Corp. (f)	66,305	2,551,416

Total Common Stocks (Cost $23,912,356)		26,494,475

Convertible Preferred Stocks 0.4%

Diversified Financial Services 0.4%
Citigroup Capital XIII(a) 7.88%	40,000	1,110,400
SG Preferred Capital II LLC (a)(b) 6.30%	3,250	3,156,563

Total Convertible Preferred Stocks (Cost $3,818,125)		4,266,963

Preferred Stock 0.1%

Savings & Loans 0.1%
GMAC Capital Trust I 8.125% (a)	40,000	1,060,400

Total Preferred Stock (Cost $1,000,000)		1,060,400

	Number of
	Warrants
Warrants 0.2%

Auto Manufacturers 0.2%
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (f)	67,489	1,563,730
Strike Price $18.33 Expires 7/10/19 (f)	67,489	1,201,311

Total Warrants (Cost $2,721,900)		2,765,041

	Principal
	Amount
Short-Term Investment 5.3%

Repurchase Agreement 5.3%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $56,013,469 (Collateralized by a United States Treasury Bill with a rate of 0.025% and a maturity date of 7/21/11, with a Principal Amount of $57,140,000 and a Market Value of $57,136,707)	$56,013,422	56,013,422

Total Short-Term Investment (Cost $56,013,422)		56,013,422

Total Investments, Before Investments Sold Short (Cost $1,047,509,671) (l)	104.8%	1,115,594,557

Long-Term Bonds Sold Short (6.8%) Corporate Bonds Sold Short (3.7%)

Apparel (0.9%)
Levi Strauss & Co. 7.625%, due 5/15/20	(9,250,000)	(9,319,375)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Long-Term Bonds Sold Short (continued) Corporate Bonds Sold Short (continued)

Banks (1.3%)
Ally Financial, Inc. 8.00%, due 11/1/31	$(10,000,000)	$(11,275,000)
SunTrust Bank 7.25%, due 3/15/18	(2,000,000)	(2,315,532)

		(13,590,532)

Entertainment (0.9%)
AMC Entertainment, Inc. 9.75%, due 12/1/20 (b)	(8,750,000)	(9,318,750)
Mohegan Tribal Gaming Authority 7.125%, due 8/15/14	(1,000,000)	(732,500)

		(10,051,250)

Food (0.1%)
Dean Foods Co. 7.00%, due 6/1/16	(1,000,000)	(962,500)

Forest Products & Paper (0.1%)
NewPage Corp. 10.00%, due 5/1/12	(1,000,000)	(588,750)

Media (0.1%)
Time Warner Cable, Inc. 8.75%, due 2/14/19	(1,000,000)	(1,268,139)

Packaging & Containers (0.0%)‡
CB Smurfit Stone 8.00%, due 3/15/17	(2,000,000)	(50,000)

Retail (0.3%)
Nordstrom, Inc. 6.25%, due 1/15/18	(3,000,000)	(3,448,728)

Total Corporate Bonds Sold Short (Proceeds $38,769,515)		(39,279,274)

U.S. Government Sold Short (2.3%)

United States Treasury Notes
1.25%, due 8/31/15	(15,000,000)	(14,731,635)
3.50%, due 2/15/18	(9,000,000)	(9,505,548)

Total U.S. Government Sold Short (Proceeds $23,914,624)		(24,237,183)

Yankee Bonds Sold Short (0.8%) (k)

Home Builders (0.1%)
Desarrolladora Homex S.A. de C.V. 7.50%, due 9/28/15	(1,000,000)	(1,030,000)

Leisure Time (0.2%)
Royal Caribbean Cruises, Ltd. 7.50%, due 10/15/27	(2,000,000)	(1,995,000)

Oil & Gas (0.5%)
Anadarko Petroleum Corp. 7.625%, due 3/15/14	(5,000,000)	(5,743,275)

Total Yankee Bonds Sold Short (Proceeds $7,716,786)		(8,768,275)

Total Long-Term Bonds Sold Short (Proceeds $70,400,925)		(72,284,732)

	Shares
Common Stock Sold Short (0.2%)

Packaging & Containers (0.2%)
Smurfit-Stone Container Corp. (f)	(66,305)	(2,551,416)

Total Common Stock Sold Short (Proceeds $1,797,683)		(2,551,416)

Total Investments Sold Short (Proceeds $72,198,608)	(7.0%)	(74,836,148)

Total Investments, Net of Investments Sold Short (Cost $975,311,063)	97.8	1,040,758,409
New York Life Agreement (d)	0.0	0
Other Assets, Less Liabilities	2.2	23,454,085

Net Assets	100.0%	$1,064,212,494

22     MainStay High Yield Opportunities Fund statements are an integral part of, and should be read in conjuncti

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Floating rate—Rate shown is the rate in effect at April 30, 2011.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)	Security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(I)).
(d)	Security or a portion of the security is pledged as collateral for the benefit of Lehman Brothers International (Europe). As a result of the Lehman Brothers International (Europe) bankruptcy, these securites are operationally illiquid. The total market value of these securities at April 30, 2011 is $23,268,964, which represents 2.2% of the Fund’s net assets. Additionally, the Fund had other securities that were originally pledged as collateral for Lehman Brothers International (Europe) which have since been called by the issuer or have matured. As a result, cash in the amount of $26,335,812, representing 2.5% of the Fund’s net assets is pledged as collateral for the benefit of Lehman Brothers International (Europe), and has been deemed restricted by the Fund. The Fund has
The notes to the financial on with, the financial statements.

entered into an agreement with New York Life Insurance Company, pursuant to which, at the conclusion of the bankruptcy appeal process relating to Lehman Brothers Inc., should the Fund be entitled to obtain less than 100% of the then current market value of the collateral, New York Life Insurance Company will contribute to the Fund the difference between the value of the assets ultimately returned to the Fund and the then current market value of the collateral. As of April 30, 2011, the fair value of the agreement is $0.
(e)	Fair valued security. The total market value of these securities at April 30, 2011 is $1,344,807, which represents 0.1% of the Fund’s net assets.
(f)	Non-income producing security.
(g)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.
(h)	Illiquid security. The total market value of these securities at April 30, 2011 is $1,990,798, which represents 0.2% of the Fund’s net assets.
(i)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short- term rates. The rate shown is the rate(s) in effect at April 30, 2011. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(j)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at April 30, 2011.
(k)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(l)	At April 30, 2011, cost is $1,047,516,596 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$73,584,332
Gross unrealized depreciation	(5,506,371)

Net unrealized appreciation	$68,077,961

The following abbreviation is used in the above portfolio:
€—Euro
£—British Pound Sterling
C$—Canadian Dollar

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$49,791,467	$—	$49,791,467
Convertible Bonds	—	1,076,625	—	1,076,625
Corporate Bonds (b)	—	689,322,813	566,643	689,889,456
Foreign Bonds	—	100,681,712	—	100,681,712
Loan Assignments & Participations	—	57,327,784	—	57,327,784
Mortgage-Backed Securities	—	14,024,482	—	14,024,482
Municipal Bonds	—	7,161,593	—	7,161,593
Yankee Bonds	—	105,041,137	—	105,041,137

Total Long-Term Bonds	—	1,024,427,613	566,643	1,024,994,256

Common Stocks (c)	25,716,311	—	778,164	26,494,475
Convertible Preferred Stocks	4,266,963	—	—	4,266,963
Preferred Stock	1,060,400	—	—	1,060,400
Warrants	2,765,041	—	—	2,765,041
Short-Term Investment
Repurchase Agreement	—	56,013,422	—	56,013,422

Total Investments in Securities	$33,808,715	$1,080,441,035	$1,344,807	$1,115,594,557

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

Liability Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(39,279,274)	$—	$(39,279,274)
U.S. Government Sold Short	—	(24,237,183)	—	(24,237,183)
Yankee Bonds Sold Short	—	(8,768,275)	—	(8,768,275)

Total Long-Term Bonds Sold Short	—	(72,284,732)	—	(72,284,732)

Common Stock Sold Short	(2,551,416)	—	—	(2,551,416)

Total Investments Sold Short	(2,551,416)	(72,284,732)	—	(74,836,148)

Other Financial Instruments
Foreign Currency Forward Contracts (d)	—	(3,760,548)	—	(3,760,548)

Total Investments Sold Short and Other Financial Instruments	$(2,551,416)	$(76,045,280)	$—	$(78,596,696)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 3 securities valued at $545,217 and $21,426 are held in Auto Manufacturers and Mining, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The level 3 security valued at $778,164 is held in Mining within the Common Stocks section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized depreciation as shown on the table of foreign currency forward contracts. (See Note 5)

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

											Change in
											Unrealized
											Appreciation
											(Depreciation)
											from
	Balance			Change in						Balance	Investments
	as of	Accrued	Realized	Unrealized				Transfers	Transfers	as of	Still Held at
	October 31,	Discounts	Gain	Appreciation				in to	out of	April 30,	April 30,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases		Sales	Level 3	Level 3	2011	2011 (a)
Long-Term Bonds
Common Stock Mining	$—	$—	$—	$(144,200)	$—		$—	$922,364	$—	$778,164	$(144,200)
Corporate Bonds
Auto Manufacturers	—	—	—	(7,099)	552,316	(b)	—	—	—	545,217	(7,099)
Mining	15,679	—	—	5,747	—		—	—	—	21,426	5,747
Loan Assignments & Participations
Mining	23	1	(225,723)	225,699	—		—	—	—	—	—

Total	$15,702	$1	$(225,723)	$80,147	$552,316		$—	$922,364	$—	$1,344,807	$(145,552)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Positions acquired as a result of a corporate action.

24 MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $1,047,509,671)	$1,115,594,557
Cash denominated in foreign currencies (identified cost $2,185,579)	2,236,619
Restricted cash (See Note 10)	26,335,812
Receivables:
Fund shares sold	19,493,768
Dividends and interest	19,051,802
Investment securities sold	70,515
Other assets	383,654

Total assets	1,183,166,727

Liabilities
Investments sold short (proceeds $72,198,608)	74,836,148
Payables:
Investment securities purchased	30,615,474
Interest on investments sold short	5,486,944
Fund shares redeemed	1,700,950
Manager (See Note 3)	671,254
NYLIFE Distributors (See Note 3)	214,666
Broker fees and charges on short sales	103,143
Transfer agent (See Note 3)	49,485
Professional fees	26,706
Custodian	10,133
Shareholder communication	8,694
Accrued expenses	106
Dividend payable	1,469,982
Unrealized depreciation on foreign currency forward contracts	3,760,548

Total liabilities	118,954,233

Net assets	$1,064,212,494

Composition of Net Assets
Capital stock (par value of $.01 per share) 800 million shares authorized	$879,137
Additional paid-in capital	1,001,082,188

1,001,961,325
Distributions in excess of net investment income	(2,790,299)
Accumulated net realized gain (loss) on investments, investments sold short and foreign currency transactions	2,990,540
Net unrealized appreciation (depreciation) on investments	68,084,886
Net unrealized appreciation (depreciation) on investments sold short	(2,637,540)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(3,396,418)

Net assets	$1,064,212,494

Investor Class
Net assets applicable to outstanding shares	$4,536,074

Shares of capital stock outstanding	375,830

Net asset value per share outstanding	$12.07
Maximum sales charge (4.50% of offering price)	0.57

Maximum offering price per share outstanding	$12.64

Class A
Net assets applicable to outstanding shares	$465,241,262

Shares of capital stock outstanding	38,443,844

Net asset value per share outstanding	$12.10
Maximum sales charge (4.50% of offering price)	0.57

Maximum offering price per share outstanding	$12.67

Class C
Net assets applicable to outstanding shares	$155,458,051

Shares of capital stock outstanding	12,887,511

Net asset value and offering price per share outstanding	$12.06

Class I
Net assets applicable to outstanding shares	$438,977,107

Shares of capital stock outstanding	36,206,510

Net asset value and offering price per share outstanding	$12.12

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Interest (a)	$29,447,489
Dividends	742,004

Total income	30,189,493

Expenses
Manager (See Note 3)	3,259,257
Dividends on investments sold short	1,262,728
Distribution/Service—Investor Class (See Note 3)	5,330
Distribution/Service—Class A (See Note 3)	419,879
Distribution/Service—Class C (See Note 3)	549,213
Transfer agent (See Note 3)	391,706
Professional fees	230,702
Broker fees and charges on short sales	141,418
Registration	72,234
Shareholder communication	42,206
Custodian	30,488
Directors	9,681
Miscellaneous	16,192

Total expenses	6,431,034

Net investment income (loss)	23,758,459

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	8,809,207
Investments sold short	(11,250)
Foreign currency transactions	(5,799,953)

Net realized gain (loss) on investments, investments sold short and foreign currency transactions	2,998,004

Net change in unrealized appreciation (depreciation) on:
Investments	14,360,168
Investments sold short	(85,401)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(3,327,705)

Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	10,947,062

Net realized and unrealized gain (loss) on investments, investments sold short and foreign currency transactions	13,945,066

Net increase (decrease) in net assets resulting from operations	$37,703,525

(a)	Interest recorded net of foreign withholding taxes in the amount of $1,725.

26 MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$23,758,459	$22,739,537
Net realized gain (loss) on investments, investments sold short and foreign currency transactions	2,998,004	5,385,582
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, investments sold short and foreign currency translations	10,947,062	30,895,284

Net increase (decrease) in net assets resulting from operations	37,703,525	59,020,403

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(119,638)	(228,664)
Class A	(9,656,663)	(7,419,914)
Class C	(2,778,077)	(1,386,229)
Class I	(10,756,167)	(15,504,018)

	(23,310,545)	(24,538,825)

From net realized gain on investments:
Investor Class	(61,653)	(18,414)
Class A	(3,513,280)	(242,266)
Class C	(1,128,545)	(27,304)
Class I	(4,250,491)	(1,077,918)

	(8,953,969)	(1,365,902)

Total dividends and distributions to shareholders	(32,264,514)	(25,904,727)

Capital share transactions:
Net proceeds from sale of shares	563,445,659	422,956,564
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	22,607,169	18,395,257
Cost of shares redeemed	(132,515,380)	(75,404,908	)(a)

Increase (decrease) in net assets derived from capital share transactions	453,537,448	365,946,913

Net increase (decrease) in net assets	458,976,459	399,062,589

Net Assets
Beginning of period	605,236,035	206,173,446

End of period	$1,064,212,494	$605,236,035

Distributions in excess of net investment income at end of period	$(2,790,299)	$(3,238,213)

(a)	Cost of shares redeemed net of redemption fee of $9,134 for the year ended October 31, 2010, respectively. (See Note 2(N))

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 27

Statement of Cash Flows
for the six months ended April 30, 2011 (unaudited)

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$37,703,525
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Investments purchased	(552,303,234)
Investments sold	105,115,196
Purchases to cover securities sold short	(3,011,250)
Securities sold short	29,888,250
Purchase of short term investments, net	(19,428,243)
Amortization (accretion) of discount and premium, net	(1,401,910)
Increase in restricted cash	(10,885,850)
Decrease in investment securities sold receivable	1,061,035
Increase in dividends and interest receivable	(8,901,344)
Decrease in manager receivable	183,694
Increase in other assets	(322,844)
Decrease in receivable for open forward foreign currency contracts	377,256
Increase in investment securities purchased payable	22,112,417
Decrease in broker fees and charges payable on short sales	(62,264)
Increase in dividends payable for securities sold short	1,556,519
Decrease in professional fees payable	(325,358)
Increase in custodian payable	9,277
Decrease in shareholder communication payable	(16,604)
Decrease in due to Directors	(784)
Increase in due to manager	671,254
Decrease in due to transfer agent	(26,714)
Increase in due to NYLIFE Distributors	114,092
Increase in payable for open forward foreign currency contracts	3,221,349
Decrease in accrued expenses and other liabilities	(2,069)
Net change in unrealized (appreciation) depreciation on investments	(14,360,168)
Net realized (gain) loss from investments	(8,809,207)
Net change in unrealized (appreciation) depreciation on securities sold short	85,401
Net realized loss from securities sold short	11,250

Net cash used in operating activities	(417,747,328)

Cash flows from financing activities:
Proceeds from shares sold	558,183,549
Payment on shares redeemed	(131,063,840)
Cash distributions paid	(9,174,585)

Net cash from financing activities	417,945,124

Net increase in cash:	197,796
Cash at beginning of period	2,038,823

Cash at end of period	$2,236,619

Non cash financing activities not included herein consist of all reinvestment of dividends and distributions of $22,607,169.

28 MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
							February 28,
	Six months						2008**
	ended						through
	April 30		Year ended October 31,				October 31,
	2011*		2010		2009		2008
Net asset value at beginning of period	$12.01		$10.87		$8.04		$9.84

Net investment income (loss) (a)	0.35		0.83		0.89		0.34
Net realized and unrealized gain (loss) on investments	0.31		1.48		2.72		(1.76)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.12)		(0.20)		0.01		—

Total from investment operations	0.54		2.11		3.62		(1.42)

Less dividends and distributions:
From net investment income	(0.33)		(0.89)		(0.79)		(0.38)
From net realized gain on investments	(0.15)		(0.08)		—		—

Total dividends and distributions	(0.48)		(0.97)		(0.79)		(0.38)

Redemption fee (b)	—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$12.07		$12.01		$10.87		$8.04

Total investment return (c)	4.56	%(d)	20.29%		47.24%		(14.84	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.82	%††	7.24%		9.06%		5.30	% ††
Net expenses (excluding short sale expenses)	1.24	%††	1.35%		1.47%		1.38	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.58	%††	2.19%		2.83%		4.20	% ††
Short sale expenses	0.34	%††	0.66%		1.27%		1.54	% ††
Portfolio turnover rate	12%		29%		47%		26%
Net assets at end of period (in 000’s)	$4,536		$4,467		$2,609		$21

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

Financial Highlights selected per share data and ratios

	Class A
							December 14,
	Six months						2007**
	ended						through
	April 30,		Year ended October 31,				October 31,
	2011*		2010		2009		2008
Net asset value at beginning of period	$12.05		$10.90		$8.06		$10.00

Net investment income (loss) (a)	0.35		0.82		0.93		0.52
Net realized and unrealized gain (loss) on investments	0.30		1.50		2.69		(2.05)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.12)		(0.20)		0.01		—

Total from investment operations	0.53		2.12		3.63		(1.53)

Less dividends and distributions:
From net investment income	(0.33)		(0.89)		(0.79)		(0.41)
From net realized gain on investments	(0.15)		(0.08)		—		—

Total dividends and distributions	(0.48)		(0.97)		(0.79)		(0.41)

Redemption fee (b)	—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$12.10		$12.05		$10.90		$8.06

Total investment return (c)	4.54	%(d)	20.27%		47.45%		(15.93	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.83	%††	7.06%		9.36%		6.59	% ††
Net expenses (excluding short sales expenses)	1.24	%††	1.30%		1.29%		1.29	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.59	%††	2.15%		2.66%		2.86	% ††
Short sale expenses	0.35	%††	0.66%		1.27%		1.45	% ††
Portfolio turnover rate	12%		29%		47%		26%
Net assets at end of period (in 000’s)	$465,241		$237,543		$28,987		$559

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

30 MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
							December 14,
	Six months						2007**
	ended						through
	April 30,		Year ended October 31,				October 31,
	2011*		2010		2009		2008
Net asset value at beginning of period	$12.01		$10.88		$8.05		$10.00

Net investment income (loss) (a)	0.30		0.70		0.84		0.40
Net realized and unrealized gain (loss) on investments	0.31		1.52		2.70		(2.02)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.12)		(0.20)		0.01		—

Total from investment operations	0.49		2.02		3.55		(1.62)

Less dividends and distributions:
From net investment income	(0.29)		(0.81)		(0.72)		(0.33)
From net realized gain on investments	(0.15)		(0.08)		—		—

Total dividends and distributions	(0.44)		(0.89)		(0.72)		(0.33)

Redemption fee (b)	—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$12.06		$12.01		$10.88		$8.05

Total investment return (c)	4.19	%(d)	19.27%		46.11%		(16.58	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.08	%††	6.07%		8.49%		4.79	% ††
Net expenses (excluding short sale expenses)	1.99	%††	2.09%		2.22%		2.12	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.34	%††	2.94%		3.58%		4.80	% ††
Short sale expenses	0.35	%††	0.67%		1.27%		1.45	% ††
Portfolio turnover rate	12%		29%		47%		26%
Net assets at end of period (in 000’s)	$155,458		$72,327		$3,128		$20

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 31

Financial Highlights selected per share data and ratios

	Class I
							December 14,
	Six months						2007**
	ended						through
	April 30,		Year ended October 31,				October 31,
	2011*		2010		2009		2008
Net asset value at beginning of period	$12.07		$10.92		$8.05		$10.00

Net investment income (loss) (a)	0.36		0.86		0.88		0.49
Net realized and unrealized gain (loss) on investments	0.30		1.49		2.78		(2.02)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.12)		(0.20)		0.01		—

Total from investment operations	0.54		2.15		3.67		(1.53)

Less dividends and distributions:
From net investment income	(0.34)		(0.92)		(0.80)		(0.42)
From net realized gain on investments	(0.15)		(0.08)		—		—

Total dividends and distributions	(0.49)		(1.00)		(0.80)		(0.42)

Redemption fee (b)	—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$12.12		$12.07		$10.92		$8.05

Total investment return (c)	4.66	%(d)	20.54%		47.79%		(15.73	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.06	%††	7.51%		9.71%		5.91	% ††
Net expenses (excluding short sale expenses)	1.00	%††	1.05%		1.04%		1.04	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.34	%††	1.89%		2.38%		2.52	% ††
Short sale expenses	0.34	%††	0.66%		1.29%		1.45	% ††
Portfolio turnover rate	12%		29%		47%		26%
Net assets at end of period (in 000’s)	$438,977		$290,900		$171,449		$105,928

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

32 MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

Eclipse Funds Inc. (the “Company”), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and offers one fund. These financial statements and notes relate only to the MainStay High Yield Opportunities Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, Class C shares and Class I shares commenced operations on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

mainstayinvestments.com    33

Notes to Financial Statements (unaudited) (continued)

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service, and are generally categorized as Level 2 in the hierarchy. The Fund has engaged an independent pricing service to provide market value quotations from dealers in loans.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund held securities with a value of $1,344,807 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At April 30, 2011, foreign equity securities held by the Fund were not fair valued.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

34    MainStay High Yield Opportunities Fund

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

(E) Expenses. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Loan Assignments, Participations and Commitments. The Fund invests in loan assignments and loan participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. At April 30, 2011, the Fund did not hold unfunded commitments.

(I) Securities Sold Short. The Fund engages in short sales as part of it investment strategies. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends are recorded as expenses on the Statement of Operations.

(J) Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments

mainstayinvestments.com    35

Notes to Financial Statements (unaudited) (continued)

or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(K) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by ”marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. (See Note 5)

(L) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) Rights/Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund generally enters into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of the investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. At April 30, 2011, the Fund did not hold any rights.

(N) Redemption Fee. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets’ shares redeemed amount and were retained by the Fund for the fiscal year ended October 31, 2010.

(O) Concentration of Risk. The Fund invests in high-yield securities (sometimes called ”junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region. The ability of issuers of debt securities held by the Fund to

36    MainStay High Yield Opportunities Fund

meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(P) Indemnifications. Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of April 30, 2011:

Asset Derivatives

		Foreign
	Statement of	Exchange	Equity
	Assets and Liabilities	Contracts	Contracts
	Location	Risk	Risk	Total

Warrants	Investments in securities, at value	$—	$2,765,041	$2,765,041

Total Fair Value		$—	$2,765,041	$2,765,041

(b)	Includes cumulative appreciation of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives

		Foreign
	Statement of	Exchange	Equity
	Assets and Liabilities	Contracts	Contracts
	Location	Risk	Risk	Total

Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(3,760,548)	$—	$(3,760,548)

Total Fair Value		$(3,760,548)	$—	$(3,760,548)

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2011 is as follows.

Realized Gain (Loss)

		Foreign
	Statements of	Exchange	Equity
	Operations	Contracts	Contracts
	Location	Risk	Risk	Total

Forward Contracts	Net realized gain (loss) on foreign currency transactions	$(5,902,396)	$—	$(5,902,396)

Total Realized Gain (Loss)		$(5,902,396)	$—	$(5,902,396)

mainstayinvestments.com    37

Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

		Foreign
	Statements of	Exchange	Equity
	Operations	Contracts	Contracts
	Location	Risk	Risk	Total

Warrants	Net change in unrealized appreciation (depreciation) on security transactions	$—	$43,141	$43,141
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(3,598,605)	—	(3,598,605)

Total Change in Unrealized Appreciation (Depreciation)		$(3,598,605)	$43,141	$(3,555,464)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign
	Exchange	Equity
	Contracts	Contracts
	Risk	Risk	Total

Warrants (2)	—	134,978	134,978
Forward Contracts Long (3)	$72,671,011		$72,671,011
Forward Contracts Short (3)	$(170,266,237)	—	$(170,266,237)

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount(s) represent(s) notional amount.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the ”Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of the Fund.

The Manager has contractually agreed to waive fees and/or reimburse expense so that Total Ordinary Operating Expenses for Class A shares do not exceed 1.30% of its average daily net assets. New York Life Investments agreed to apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $3,259,257.

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Company, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ”Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from applicable Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plans, applicable Class C shares pay the Distributor a monthly

38    MainStay High Yield Opportunities Fund

distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,493 and $150,644, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $205 and $23,284, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$1,994

Class A	162,069

Class C	52,612

Class I	175,031

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$39,251	0.9%

Class A	30,250	0.0	‡

Class C	30,150	0.0	‡

Class I	60,539,400	13.8

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $24,586. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2010 shown in the Statement of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$25,904,727

Note 5–Foreign Currency Transactions

As of April 30, 2011, the Fund held the following foreign currency forward contracts:

		Contract		Contract			Unrealized
		Amount		Amount			Appreciation/
	Counterparty	Purchased		Sold			(Depreciation)

Foreign Currency Sale Contracts:

Canadian Dollar vs. U.S. Dollar, expiring 5/26/11	JPMorgan Chase Bank	USD	2,098,483	CAD	2,020,000	USD	(35,332)

Euro vs. U.S. Dollar, expiring 5/26/11	JPMorgan Chase Bank		112,671,660	EUR	77,870,000		(2,592,689)

Pound Sterling vs. U.S. Dollar, expiring 5/26/11	JPMorgan Chase Bank		42,401,499	GBP	26,070,000		(1,132,527)

Net unrealized depreciation on foreign currency forward contracts						USD	(3,760,548)

mainstayinvestments.com    39

Notes to Financial Statements (unaudited) (continued)

As of April 30, 2011, the Fund held the following foreign currencies:

Currency			Cost		Value

Canadian Dollar	CAD	52,993	USD	55,097	USD	56,008

Euro	EUR	1,167,101		1,690,199		1,728,652

Pound Sterling	GBP	270,577		440,283		451,959

Total			USD	2,185,579	USD	2,236,619

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were $552,303 and $97,325, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	99,045	$1,188,167
Shares issued to shareholders in reinvestment of dividends and distributions	15,206	179,976
Shares redeemed	(93,362)	(1,104,011)

Net increase (decrease) in shares outstanding before conversion	20,889	264,132
Shares converted into Investor Class (See Note 1)	2,641	31,719
Shares converted from Investor Class (See Note 1)	(19,490)	(229,331)

Net increase (decrease)	4,040	$66,520

Year ended October 31, 2010:
Shares sold	289,734	$3,339,857
Shares issued to shareholders in reinvestment of dividends and distributions	21,576	245,776
Shares redeemed	(169,372)	(1,906,144)

Net increase (decrease) in shares outstanding before conversion	141,938	1,679,489
Shares converted into Investor Class (See Note 1)	8,284	97,304
Shares converted from Investor Class (See Note 1)	(18,453)	(212,950)

Net increase (decrease)	131,769	$1,563,843

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	22,227,263	$267,576,354
Shares issued to shareholders in reinvestment of dividends and distributions	899,492	10,708,614
Shares redeemed	(4,419,502)	(52,999,907)

Net increase (decrease) in shares outstanding before conversion	18,707,253	225,285,061
Shares converted into Class A (See Note 1)	19,438	229,331
Shares converted from Class A (See Note 1)	(2,635)	(31,719)

Net increase (decrease)	18,724,056	$225,482,673

Year ended October 31, 2010:
Shares sold	19,347,543	$224,639,395
Shares issued to shareholders in reinvestment of dividends and distributions	539,564	6,217,837
Shares redeemed	(2,836,305)	(32,462,970)

Net increase (decrease) in shares outstanding before conversion	17,050,802	198,394,262
Shares converted into Class A (See Note 1)	18,403	212,950
Shares converted from Class A (See Note 1)	(8,262)	(97,304)

Net increase (decrease)	17,060,943	$198,509,908

40    MainStay High Yield Opportunities Fund

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	7,120,202	$85,431,996
Shares issued to shareholders in reinvestment of dividends and distributions	182,026	2,157,552
Shares redeemed	(436,801)	(5,220,605)

Net increase (decrease)	6,865,427	$82,368,943

Year ended October 31, 2010:
Shares sold	6,010,719	$69,882,995
Shares issued to shareholders in reinvestment of dividends and distributions	76,198	878,905
Shares redeemed	(352,384)	(4,035,103)

Net increase (decrease)	5,734,533	$66,726,797

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	17,357,254	$209,249,142
Shares issued to shareholders in reinvestment of dividends and distributions	802,673	9,561,027
Shares redeemed	(6,061,554)	(73,190,857)

Net increase (decrease)	12,098,373	$145,619,312

Year ended October 31, 2010:
Shares sold	10,727,153	$125,094,317
Shares issued to shareholders in reinvestment of dividends and distributions	965,400	11,052,739
Shares redeemed	(3,286,089)	(37,000,691)

Net increase (decrease)	8,406,464	$99,146,365

Note 10–Other Matters

Lehman Brothers International (Europe) (“LBIE”) was one of the Fund’s trading counterparties for executing securities sold short transactions. In connection with these securities sold short transactions, Lehman Brothers, Inc. (“LBI”) acted as the Fund’s and LBIE’s agent and the Fund pledged securities as collateral to LBI on its own behalf and also as agent for LBIE, which securities are held in an account with Fund’s custodian, State Street. As of April 30, 2011, these pledged securities had a market value of approximately $23.3 million. Additionally, the Fund had other securities that were originally pledged as collateral for LBIE which have since been called by the issuer or have matured. As a result, cash of approximately $26.3 million is pledged as collateral for the benefit of LBIE, and has been deemed restricted by the Fund.

LBIE was placed in administration under the U.K. Insolvency Act on September 15, 2008. Accordingly, the Fund’s ability to transact with LBI/LBIE is limited, and the Fund is unable to close out securities sold short with LBI/LBIE with a market value as of April 30, 2011 of approximately $30.3 million. The Fund also has not been able to sell the securities that are pledged as collateral for the benefit of LBI/LBIE. While this has not impacted the fund’s ability to implement its investment strategy to date, until these securities are made available, there may be an impact on the Fund’s ability to fully implement its investment strategy.

The Fund has pursued and will continue to pursue efforts to return the borrowed securities and secure the release of collateral. However, the Fund cannot assure that these efforts will be successful.

In order to mitigate any potential negative impact on the Fund and its shareholders which may result from a final judicial determination that the Fund is not entitled to the unfettered use and ownership of the collateral, the Fund and New York Life, an affiliate of the Manager, have entered into an agreement with respect to the collateral (the “Agreement”). The Agreement was made as of August 27, 2010. Pursuant to the Agreement, at the conclusion of the bankruptcy appeal process, should the Fund be entitled to obtain less than 100% of the then current market value of the collateral, New York Life will contribute to the Fund the difference between the value of the assets ultimately returned to the Fund and the then current market value of the collateral. Consistent with the Fund’s securities valuation policies described in Note 2(A), the Agreement is being valued by a method deemed in good faith to represent fair value. The primary factors considered in valuing the Agreement include: (1) the likelihood that at the conclusion of the bankruptcy appeal process the Fund will receive less than 100% of the then current market value of the collateral; and (2) the financial strength and capital of New York Life. As of April 30, 2011 and through June 22, 2011, there has been no decision from the U.S. Bankruptcy Court regarding the motion filed by the Fund, nor has there been any other information that would lead management to believe that the Fund will receive something less than 100% of the then-current market value of the collateral. Accordingly, the Agreement has been valued at zero dollars as of April 30, 2011.

The Agreement will terminate upon the earlier of the following: (i) the entry of a final order providing the Fund with unfettered use and ownership of all collateral; (ii) satisfaction of New York Life’s payment obligations to the Fund under the Agreement. The Fund is recording its obligations on short sales based on management’s belief that the Fund will ultimately settle those short sales at market value on the date of settlement. Should the settlement amount of the open short positions be something other than the market value on the date of the settlement, the value of this liability could be materially impacted.

Note 11–Reorganization

On October 1, 2009, the Board of the Company approved the reorganization of the Fund into a “shell” series of MainStay Funds Trust, a newly organized Delaware statutory trust. The reorganization will be carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Company and MainStay Funds Trust that provides for (1) the acquisition of all of the assets of the Fund by a series (“New Fund”) of the MainStay Funds Trust, in exchange for shares of the New Fund and the assumption of all liabilities of the Fund by the New Fund and (2) the subsequent liquidation of the Fund (“Reorganization”). After considering all relevant facts, the Board determined that the Reorganization is in the best interests of the Fund’s shareholders and that the interests of shareholders would not be diluted as a result of the Reorganization.

The closing of the Reorganization for the Fund has been postponed until such time as the matters regarding the open short positions are resolved with LBIE. The Reorganization will not be subject to shareholder approval under applicable law. Upon closing, shareholders of the Fund will own shares of the corresponding class of the New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. The closing of the Reorganization will be

mainstayinvestments.com    41

Notes to Financial Statements (unaudited) (continued)

conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. Importantly, the Reorganization is not expected to have a material impact on the manner in which the Fund is managed or on shareholders’ ability to purchase, redeem or exchange shares of the MainStay Funds they own. In particular, no changes are expected to the Fund’s investment objective, investment process, portfolio management, risks, class structure, or fees solely as a result of the Reorganization.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42    MainStay High Yield Opportunities Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay High Yield Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and MacKay Shields as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and MacKay Shields in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and MacKay Shields at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Directors”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing MacKay Shields’ compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also

mainstayinvestments.com    43

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from

44    MainStay High Yield Opportunities Fund

serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund’s expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund’s total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing

mainstayinvestments.com    45

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Agreements.

46    MainStay High Yield Opportunities Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    47

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

MYLIM-23077 MS136-11	MSHYR10-06/11
C3

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments
The Schedule of Investments is included as part of Item 1 of this report.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.
Item 11. Controls and Procedures.
(a) Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
ECLIPSE FUNDS INC.

By:	/s/ Stephen P. Fisher Stephen P. Fisher
President and Principal Executive Officer
Date: July 7, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher Stephen P. Fisher
President and Principal Executive Officer
Date: July 7, 2011

By:	/s/ Jack R. Benintende Jack R. Benintende
Treasurer and Principal Financial
and Accounting Officer
Date: July 7, 2011

EXHIBIT INDEX
(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.